SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 2004

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                   011-15167                04-2836871
        --------                   ---------                ----------
(State of Incorporation)       (Commission File          (I.R.S. Employer
                                    Number)          Identification Number)

                11 Hurley Street, Cambridge, Massachusetts 02141
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press Release issued by Biopure Corporation on January 8, 2004, filed herewith.

ITEM 9.  REGULATION FD DISCLOSURE

         On January 8, 2004, Biopure Corporation issued a press release (the "Press Release") updating Hemopure(R) regulatory status following a meeting with the U.S. Food and Drug Administration. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               BIOPURE CORPORATION


Date:  January 8, 2004                         By: /s/ Thomas A. Moore
                                                  ---------------------------
                                                  Thomas A. Moore
                                                  Chief Executive Officer
                                                  and President


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                                  EXHIBIT INDEX

99.1. Press Release issued by Biopure Corporation on January 8, 2004, filed herewith.